                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                               C. Robert Henrikson
                 Chairman, President and Chief Executive Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Chairman, President and Chief Executive Officer of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this _17 th day of February, 2006.

                              /s/ C. Robert Henrikson
                              ------------------------------
                                     Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                              Leland C. Launer, Jr.
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this __21st__th day of February, 2006.

                              /s/ Leland C. Launer, Jr.
                              ------------------------------
                                      Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                                Catherine A. Rein
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this _16 th day of March, 2006.

                              /s/ Catherine A. Rein
                              ----------------------------
                                   Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this _24_th day of February, 2006.

                              /s/ Lisa M. Weber
                              ------------------------
                                 Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                                Stanley J. Talbi
           Director, Senior Vice President and Chief Financial Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Financial Officer of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this _17 th day of February, 2006.

                              /s/ Stanley J. Talbi
                              ------------------------------
                                   Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
               Senior Vice President and Chief Accounting Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, a Senior Vice President and Chief Accounting Officer of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this _21st___th day of February, 2006.

                              /s/ Joseph J. Prochaska, Jr.
                              ----------------------------------
                                       Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                                 Cheryl W. Grise
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.

                 /s/ Cheryl W. Grise
                 --------------------------------------
                             Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                                James R. Houghton
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 05th day of April, 2006.

                     /s/ James R. Houghton
                     -------------------------------------------
                             Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                                Helene L. Kaplan
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.

                     /s/ Helene L. Kaplan
                     ---------------------------------------
                          Signature

                      FIRST CITICORP LIFE INSURANCE COMPANY

                                Power of Attorney

                              Kenton J. Sicchitano
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First Citicorp Life Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity File No. 033-83354 and CitiElite Annuity File No. 333-71377) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.

                       /s/ Kenton J. Sicchitano
                       ------------------------------------------
                             Signature